Exhibit 10.3

FIFTH AMENDMENT TO LOAN DOCUMENTS
THIS FIFTH AMENDMENT TO LOAN DOCUMENTS (this “Amendment”), dated as of June 27, 2022 is by and among INSPIRE EVENT TECHNOLOGIES HOLDINGS, LLC, a Delaware limited liability company, formerly known as Presentation Technologies, LLC (singularly and collectively, if more than one party, “Borrower”), INSPIRE EVENT TECHNOLOGIES, LLC, a Texas limited liability company, formerly known as J & S Audio Visual Communications, LLC (“IET”), INSPIRE EVENT TECHNOLOGIES DOMINICAN REPUBLIC, LP, a Texas limited partnership, formerly known as J&S Audio Visual Dominican Republic, LP (“IEDR”), INSPIRE EVENT TECHNOLOGIES DR, GP, LLC, a Delaware limited liability company, formerly known as J&S DR GP, LLC (“IEGP”), and PT DR HOLDINGS, LLC, a Delaware limited liability company (“PTDR”, and together with IET, IEDR and IEGP, collectively, “Guarantors”, and each, individually, a “Guarantor”), PT HOLDCO, LLC, a Delaware limited liability company (“Pledgor”), and COMERICA BANK (“Bank”).
RECITALS:
A.    Bank and Borrower have entered into that certain Credit Agreement dated as of November 1, 2017 (as the same has been or may be amended, restated or otherwise modified from time to time, the “Credit Agreement”).
B.    In connection with the Credit Agreement, Borrower, Guarantors executed and delivered that certain Advance Formula Agreement dated as of November 1, 2017 to Bank (as the same has been amended, restate or otherwise modified from time to time, the “Advance Formula Agreement”).
C.    To secure the Indebtedness under the Credit Agreement, (a) each Guarantor has executed and delivered to Bank that certain Guaranty dated as of November 1, 2017 (as the same has been or may be amended, restated or otherwise modified from time to time, the “Guaranty”), and (b) Pledgor has executed and delivered to Bank that certain Pledge and Security Agreement dated as of November 1, 2017 (as the same has been or may be amended, restated or otherwise modified from time to time, the “Pledge Agreement”).
E.    Borrower and Guarantors have requested Bank to agree to amend the Loan Documents as hereinafter provided.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I

Definitions
Section 1.1Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.
ARTICLE II

Amendments to Loan Documents
Section 2.1Amendment to Definitions in Section 1(a) of the Credit Agreement. Effective as of the date hereof, the following definition in Section 1(a) of the Credit Agreement is amended and restated to read in its entirety as follows:
"Fixed Charge Coverage Ratio" shall mean, in respect of any applicable Person(s) as calculated on a consolidated basis and in accordance with GAAP and for any applicable period of determination and as of any applicable date of determination, the ratio of (a) the sum of (i) EBITDA of such Person(s) for such period, minus (ii) without duplication, Tax Distributions,
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made by such Person(s) during such period, minus (iii) without duplication, the aggregate amount of taxes paid in cash by such Person during such period, minus (iv) without duplication, non-financed Capital Expenditures made by such Person(s) during such period (other than Capital Expenditures funded solely as a result of an investment by Ashford Hospitality Services, LLC or any affiliate of Ashford Inc.) to (b) the sum (i) the Current Maturities of Long Term Debt of such Person(s) at such time of determination, plus (ii) the interest expense of such Person(s) for such period. For purposes of calculating the Current Maturities of Long Term Debt in clause (b)(i) above, Borrower may use the actual principal paid during such period of determination.
Section 2.2Addition to Definitions in Section 1(a) of the Credit Agreement. Effective as of the date hereof, the following definition is added in alphabetical order to Section 1(a) of the Credit Agreement to read in its entirety as follows:
“Fifth Amendment Effective Date” shall mean June 27, 2022.
Section 2.3Amendment to Section 4(l) of the Credit Agreement. Effective as of the date hereof, Section 4(l) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
(l)    Fixed Charge Coverage Ratio. Maintain a consolidated Fixed Charge Coverage Ratio of not less than 1.2 to 1.00. For purposes of this Agreement, the Fixed Charge Coverage Ratio shall be calculated quarterly as of the end of each fiscal quarter of Borrower for the four fiscal quarter period most recently ended, commencing with the fiscal quarter of ending as of June 30, 2022.
Section 2.4Amendment to Section 4(n) of the Credit Agreement. Effective as of the date hereof, Section 4(n) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
(n)    [Reserved.]
Section 2.5Amendment to Section 4(s)(ii) of the Credit Agreement. Effective as of the date hereof, Section 4(s)(ii) of the Credit Agreement is amended and restated to read in its entirety as follows:
(ii) Notwithstanding the forgoing, on and after the Fifth Amendment Effective Date, Bank shall no longer make any monthly transfers from the Operating Reserve Account, and Borrower shall not be required to make any further deposits into the Operating Reserve Account. On the Fifth Amendment Effective Date, the funds in the Operating Reserve Account shall be promptly released by Bank to Borrower and any and all obligations of Borrower under this clause (s) shall terminate and be of no further force or effect.
Section 2.6Addition to Section 4 of the Credit Agreement. Effective as of the date hereof, a new clause (u) is added to the end of Section 4 of the Credit Agreement to read in its entirety as follows:
(u)    Fifth Amendment Post-Closing Obligations. Within 60 days of the Fifth Amendment Effective Date, Borrower shall use its best efforts to execute and/or deliver all control agreements, security agreements and any other agreements, instruments and documents in form and substance satisfactory to Bank for the purpose of granting, confirming and perfecting a first priority perfected Lien or security interests in all deposit accounts and security accounts of each Loan Party, including without limitation, those accounts maintained with financial institutions located outside of the United States, all as more specifically described on Schedule 4(u) attached hereto.
Section 2.7Addition of Schedule 4(u) to the Credit Agreement. Effective as of the date hereof, all references to “Schedule 4(u)” in the Credit Agreement are deemed to be references to the “Schedule 4(u)” attached hereto as Schedule 4(u).
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ARTICLE III

No Waiver
Section 3.1No Waiver. Nothing contained herein shall be construed as a consent to or waiver of any Default or Event of Default, which may now exist or hereafter occur or any violation of any term, covenant or provision of the Credit Agreement or any other Loan Document. All rights and remedies of the Bank are hereby expressly reserved with respect to any such Default or Event of Default. Nothing contained herein shall affect or diminish the right of the Bank to require strict performance by each Loan Party of each provision of any Loan Document to which such Person is a party, except as expressly provided herein. All terms and provisions and all rights and remedies of the Bank under the Loan Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects.
ARTICLE IV

Ratifications
Section 4.1Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect. Each of Borrower, Guarantors, Pledgor and Bank agrees and acknowledges that the Credit Agreement and the other Loan Documents to which such Person is a party, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. The Liens granted in favor of Bank are hereby ratified and confirmed as continuing to secure payment of the Indebtedness. Each Guarantor hereby consents and agrees to this Amendment and agrees the Guaranty shall remain in full force and effect and shall continue to (a) guarantee the Indebtedness (as defined in the Guaranty) and the other amounts and obligations as provided in the Guaranty, and (b) be the legal, valid and binding obligation of such Guarantor and enforceable against such Guarantor in accordance with its terms. Pledgor hereby consents and agrees to this Amendment and agrees the Pledge Agreement shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of Pledgor and enforceable against Pledgor in accordance with its terms. Nothing herein shall in any manner diminish, impair or extinguish any of the obligations of any Loan Party evidenced by the Credit Agreement or any of the other Loan Documents to which such Person is a party or the Liens granted in favor of Bank.
Section 4.2Representations and Warranties. Each of Borrower, Pledgor and Guarantors hereby represents and warrants to Bank that the representations and warranties contained in the Credit Agreement and the other Loan Documents to which such Person is a party, all as amended hereby, and any other documents executed in connection therewith or herewith are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent stated to relate to a specific earlier date, in which case such representation and warranty is true and correct as of such earlier date.
ARTICLE V

Conditions Precedent
Section 5.1Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)Bank shall have received, all in form and substance satisfactory to Bank this Amendment properly executed by Borrower, Pledgor, each Guarantor and Bank.
(b)The Bank shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by the Bank in connection with the preparation, negotiation and execution of this Amendment and any other Loan Document.
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(c)The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent stated to relate to a specific earlier date, in which case such representation and warranty is true and correct as of such earlier date.
(d)No Default or Event of Default shall have occurred and be continuing.
(e)Bank shall have received such other documents, instruments and agreements as Bank may reasonably require.
ARTICLE VI

Miscellaneous
Section 6.1Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.
Section 6.2Reference to Agreement. Each of the Credit Agreement, the Loan Documents and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement or the other Loan Documents, as amended hereby, are hereby amended so that any reference in such documents to the Loan Documents shall mean a reference to the Loan Documents as amended hereby.
Section 6.3Expenses of Bank. As provided in the Credit Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Credit Agreement or any other document executed in connection therewith, including without limitation the reasonable fees and legal expenses of Bank’s legal counsel.
Section 6.4Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
Section 6.5Applicable Law. THIS AMENDMENT AND ALL OTHER DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
Section 6.6Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank, Borrower, Pledgor and Guarantors, and their respective successors and assigns, except none of Borrower or any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.
Section 6.7Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. The signature of a party to any counterpart shall be sufficient to legally bind such party. Bank may remove the signature pages from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing the signatures of all parties. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, emailed portable document format (“pdf”), or tagged image file format (“tiff”) or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart of a signature page to this Amendment. Any party sending an executed counterpart of a signature page to this Amendment by facsimile, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.
Section 6.8Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
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Section 6.9Release. EACH OF BORROWER, PLEDGOR AND GUARANTORS HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS FROM ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN TO BORROWER OR GUARANTORS, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER, PLEDGOR OR SUCH GUARANTOR MAY NOW HAVE AGAINST BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “ADVANCES”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, OR THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS WAIVER.
Section 6.10ENTIRE AGREEMENT. THE CREDIT AGREEMENT, THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE CREDIT AGREEMENT OR THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.
[Remainder Of Page Intentionally Left Blank. Signature Pages Follow.]
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Executed as of the date first written above.
BORROWER:

INSPIRE EVENT TECHNOLOGIES HOLDINGS, LLC

By: /s/ Chuck Bauman
    Chuck Bauman
    Chief Executive Officer

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GUARANTORS:

PT DR HOLDINGS, LLC

By: /s/ Chuck Bauman
    Chuck Bauman
    Chief Executive Officer
INSPIRE EVENT TECHNOLOGIES, LLC

By: /s/ Chuck Bauman
    Chuck Bauman
    Chief Executive Officer
INSPIRE EVENT TECHNOLOGIES DR GP, LLC
By: Inspire Event Technologies Holdings, LLC
its Manager

By: /s/ Chuck Bauman
     Chuck Bauman
     Chief Executive Officer

INSPIRE EVENT TECHNOLOGIES DOMINICAN REPUBLIC, LP
By: Inspire Event Technologies DR GP, LLC
its General Partner
    By: Inspire Event Technologies Holdings, LLC
its Manager

By: /s/ Chuck Bauman
     Chuck Bauman
     Chief Executive Officer

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PLEDGOR:

PT HOLDCO, LLC

By:    Ashford Inc.,
    its Manager

    By: /s/ Alex Rose
     Alex Rose
     EVP, General Counsel & Secretary
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BANK:

COMERICA BANK

By: /s/ Chris D. Reed
    Chris D. Reed
    Vice President

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